September 15, 2022

Filed pursuant to Rule 497(e)
File Nos. 333-192733; 811-22917

WBI BullBear Global Income ETF (“WBII”)
WBI BullBear Trend Switch US 3000 Total Return ETF (“WBIT”)

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated October 31, 2021, and as supplemented and amended

Millington Securities, Inc. (the “Advisor”), the advisor to WBII and WBIT (each, a “Fund” and collectively, the “Funds”) of Absolute Shares Trust (the “Trust”), determined that the Funds should be closed. Based upon a recommendation by the Advisor, the Board of Trustees of the Trust has approved a plan of liquidation for the Funds under which the Funds will be liquidated on or about October 14, 2022 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the officers of the Trust.

Beginning when each Fund commences the liquidation of its portfolio, each Fund will not pursue its investment objectives or, with certain exceptions, engage in normal business activities, and each Fund may hold cash and securities that may not be consistent with each Fund’s investment objective and strategy, which may adversely affect each Fund’s performance.

Suspension of Sales and Trading. Effective as of the close of business on October 7, 2022, each Fund will no longer accept orders for the purchase of Creation Units. It is expected that October 7, 2022, will be each Fund’s last full day of trading on NYSE Arca (“NYSE”). Based on this schedule, NYSE is expected to halt trading in shares of each Fund after the market close on October 7, 2022. During the period between market close on October 7, 2022, and the Liquidation Date, because each Fund’s shares will no longer trade on NYSE, there can be no assurance that there will be a market for the purchase or sale of each Fund’s shares.

Liquidation Process. In connection with the liquidation, any shares of each Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date without the imposition of customary redemption transaction fees. The proceeds of any such redemption will be equal to the net asset value of such shares after each Fund has paid or provided for all of its charges, taxes, expenses, and liabilities, including certain operational costs of liquidating and terminating each Fund. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable and will be made to each Fund’s shareholders at the time of the liquidation. Additionally, each Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. The Advisor intends to distribute substantially all of each Fund’s net investment income at the time of or prior to the liquidation. All administrative expenses associated with the liquidation and termination of each Fund will be borne by the Advisor.

Other Alternatives. Shareholders of each Fund may sell their shares of each Fund on NYSE until the market close on October 7, 2022, and may incur customary transaction fees from their broker-dealer in connection with such sales. Prior to the Liquidation Date, Authorized Participants may continue to submit orders to each Fund for the purchase and redemption of Creation Units.

U.S. Federal Income Tax Matters. Although the liquidation is not expected to be a taxable event for each Fund, for taxable shareholders, the automatic redemption of shares of each Fund on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily sell his or her shares on NYSE until the market close on October 7, 2022, and Authorized Participants may voluntarily redeem Creation Units prior to the Liquidation Date, to the extent that a shareholder wishes to realize any such gains or losses prior thereto. See “Dividends, Distributions, and Taxes” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.
The date of this Supplement is September 15, 2022.